Future Benefit Payments for Defined Benefit Plans (Detail) In Thousands	Mar. 31, 2011 Japanese plans USD ($)	Mar. 31, 2011 Japanese plans JPY (¥)	Mar. 31, 2011 Foreign plans JPY (¥)	Mar. 31, 2011 Foreign plans USD ($)
Defined Benefit Plan Disclosure [Line Items]
2012	$ 10,896	¥ 906,000	¥ 544,000	$ 6,542
2013	11,762	978,000	481,000	5,785
2014	11,497	956,000	634,000	7,625
2015	10,752	894,000	319,000	3,836
2016	11,173	929,000	359,000	4,317
Years 2017-2021	$ 52,616	¥ 4,375,000	¥ 2,178,000	$ 26,194